                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): February 25, 1999

Morgan Stanley Capital I Inc. (as depositor under a Pooling and Servicing Agreement to be dated as of February 1, 1999 providing for, inter alia, the issuance of Commercial Mortgage Pass-Through Certificates, Series 1999-WF1)


                          Morgan Stanley Capital I Inc.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

         Delaware                       333-62911                13-3291626
(STATE OR OTHER JURISDICTION           (COMMISSION)          (I.R.S. EMPLOYER
     OF INCORPORATION)                 FILE NUMBER)         IDENTIFICATION NO.)



                     1585 Broadway, New York, New York    10036
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 296-7000



          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



                         Exhibit Index Located on Page 2

Items 1 through 6 and Item 8 are not included because they are not applicable.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits



                                                                                                       Sequential
                                                                                                         Numbered
Exhibit                                                                                                   Exhibit
Number                                                                                                       Page
------                                                                                                       ----
4.1                  Pooling and Servicing Agreement dated as of February
                     1, 1999 among Morgan Stanley Capital I Inc., Depositor,
                     Wells Fargo Bank, National Association, Master Servicer,
                     GMAC Commercial Mortgage Corporation, Special Servicer,
                     Norwest Bank Minnesota, National Association, Paying Agent,
                     LaSalle National Bank, Trustee and ABN AMRO N.V., Fiscal
                     Agent (providing for, inter alia, the issuance of
                     Commercial Mortgage Pass-Through Certificates, Series
                     1999-WF1)

                                   SIGNATURES



                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   MORGAN STANLEY CAPITAL I INC.



                                   By:   /s/ Russell A. Rahbany
                                         Name:    Russell A. Rahbany
                                         Title:     Vice President


Dated:  March 4, 1999